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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      April 9, 2002


                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                         0-15066                          22-2050350
 ---------------------------        -------------------------        ---------------------------
(State or Other Jurisdiction         (Commission File Number)        (I.R.S. Identification No.)
      of Incorporation)

22 Audrey Place
Fairfield, New Jersey                                             07004
------------------------------------------                 -------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:      (973) 777-3500


                                       N/A
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 4. Changes in Registrant's Certifying Accountant

In a letter dated April 9, 2002, Ernst & Young LLP ("Ernst & Young") resigned as auditors of the Company, effective immediately. Management, under the direction of the Audit Committee of the Board of Directors, has commenced the process of naming new auditors for the Company. Management expects to complete this process in no later than 30 days.

The reports of Ernst & Young on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for their report dated January 25, 2002 on the Company's consolidated financial statements as of September 30, 2001 and 2000 and for each of the three years in the period ended September 30, 2001, which contained an explanatory paragraph indicating substantial doubt about the Company's ability to continue as a going concern.

In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended September 30, 2001 and 2000, and in the subsequent interim period through April 9, 2002, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

In connection with the audit of the Company's 2001 consolidated financial statements, Ernst & Young advised the Company and the Audit Committee that material weaknesses existed with regard to the Company's financial accounting systems, including the financial reporting and closing process, impacting the Company's ability to timely prepare accurate financial statements. The Company has authorized Ernst & Young to respond fully to the inquiries of any successor auditor concerning this matter.

The Company has requested Ernst & Young to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 16, 2002 is filed as Exhibit 16 to this Form 8-K.

Item 7. Financial Statement and Exhibits

(c)      Exhibits.

         Exhibit 16 Letter dated April 16, 2002 from Ernst & Young LLP to the Securities and Exchange Commission.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VERTEX INTERACTIVE, INC



                                           /s/   Mark A. Flint
                                         ---------------------------------
                                         Name:   Mark A. Flint
                                         Title:  Chief Financial Officer



DATED: April 16, 2002